UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 16, 2014 (July 15, 2014)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Arlington Asset Investment Corp. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on June 11, 2014. In order to permit additional time to solicit shareholder votes for Proposal No. 2 contained in the Company's definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission (the “Commission”) on April 9, 2014, the Annual Meeting with respect to this proposal was adjourned on June 11, 2014. The Annual Meeting reconvened on Tuesday, July 15, 2014 for the purpose of holding the shareholder vote on Proposal No. 2. The Company’s 2014 Long-Term Incentive Plan (the “Plan”) was approved by the shareholders at the Annual Meeting on July 15, 2014.

A summary of the Plan is included in the Company’s Proxy Statement for the 2014 annual meeting of shareholders filed with the Commission on April 9, 2014 under the caption “Proposal No. 2 — Ratification of 2014 Long-Term Incentive Plan.” Such summary is incorporated by reference into this Item 5.02 and is qualified in its entirety by reference to the full text of the Plan, which is filed as an exhibit to the Company’s Registration Statement on Form S-8 filed with the Commission on July 15, 2014 and incorporated by reference into this Item 5.02. Forms of award agreements governing grants issuable under the Plan are filed as exhibits to the Company’s Registration Statement on Form S-8 filed with the Commission on July 15, 2014 and are incorporated by reference into this Item 5.02. These forms of award agreements under the Plan are materially consistent with the form of award agreements governing grants that were issued under the Company’s 2011 Long-Term Incentive Plan.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The disclosure in Item 5.02 above is hereby incorporated by reference into this Item 5.07.

At the Annual Meeting on June 11, 2014, the shareholders voted on (i) the election of Eric F. Billings, Daniel J. Altobello, Daniel E. Berce, David W. Faeder, Peter A. Gallagher, Ralph S. Michael, III and J. Rock Tonkel, Jr. to the Company’s Board of Directors for one-year terms expiring at the 2015 annual meeting of shareholders, (ii) the advisory vote on executive compensation, and (iii) a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014. The shareholders elected all seven nominees for director, approved the executive compensation, and approved the ratification of the appointment of PricewaterhouseCoopers LLP. The voting results for these matters can be found in the Current Report on Form 8-K filed by the Company with the Commission on June 13, 2014. The full results of the shareholder vote on the Plan at the Annual Meeting are set forth below:

Proposal No. 2 — Approval of the Company’s 2014 Long-Term Incentive Plan

For	Against	Abstain	Broker Non-Votes
9,224,238	1,196,890	184,513	7,566,826

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Arlington Asset Investment Corp. 2014 Long-Term Incentive Plan.*
10.2	Form of Restricted Stock Unit Agreement under Arlington Asset Investment Corp. 2014 Long-Term Incentive Plan.*
10.3	Form of Restricted Stock Award Agreement under Arlington Asset Investment Corp. 2014 Long-Term Incentive Plan.*
10.4	Form of Performance Share Unit Award Agreement under Arlington Asset Investment Corp. 2014 Long-Term Incentive Plan.*

*	Incorporated by reference to the Company’s Registration Statement on Form S-8 filed on July 15, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.
Date: July 16, 2014	By: /s/ Kurt R. Harrington Name: Kurt R. Harrington Title: Executive Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Arlington Asset Investment Corp. 2014 Long-Term Incentive Plan.*
10.2	Form of Restricted Stock Unit Agreement under Arlington Asset Investment Corp. 2014 Long-Term Incentive Plan.*
10.3	Form of Restricted Stock Award Agreement under Arlington Asset Investment Corp. 2014 Long-Term Incentive Plan.*
10.4	Form of Performance Share Unit Award Agreement under Arlington Asset Investment Corp. 2014 Long-Term Incentive Plan.*

*	Incorporated by reference to the Company’s Registration Statement on Form S-8 filed on July 15, 2014

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